InfuSystem Holdings, Inc. Shareholder Presentation December 1, 2014 Exhibit 99.1

Safe Harbor Statement
Certain statements contained in this presentation are forward-looking statements and are based on future expectations, plans and prospects for the business and operations of InfuSystem Holdings, Inc. (“InfuSystem”
or “the Company”) that involve a number of risks and uncertainties.  In connection with the “safe harbor”
provisions of the Private Securities Litigation Reform Act of 1995, the Company is identifying certain factors that could cause actual results to materially differ from those indicated by these forward-looking statements.
Those factors, risks and uncertainties include, but are not limited to: potential changes in overall healthcare reimbursement, including CMS competitive bidding; sequestration; concentration of customers; increased focus on early detection of cancer; competitive treatments; dependency on Medicare Supplier Number;
availability of chemotherapy drugs; global financial conditions; changes and enforcement of state and federal laws; dependency on suppliers; risks associated with acquisitions and joint ventures, including integration risks; US Healthcare Reform; relationships with healthcare professionals and organizations; technological changes related to infusion therapy; [dependency on websites and intellectual property; dependency on key personnel; dependency on banking relationships; risks associated with our common stock, as well as any litigation to which the Company may be subject from time to time; and other risk factors as discussed in the
Company’s annual report on Form 10-K for the year ended December 31, 2013 and in subsequent  filings made by the Company from time to time with the Securities and Exchange Commission (the “SEC”), which can be obtained via the SEC’s Edgar website or by contacting the Company or the SEC.  Forward-looking statements in this presentation are made as of December 1, 2014, and, unless required by law, the Company disclaims any duty to supplement, update or revise such statements, whether as a result of subsequent developments, changed expectations or otherwise.  The Company regularly posts important information to the investors section of its website.

Summary
InfuSystem is a growing healthcare company that
provides infusion pumps and related products and
services for patients in the home, in oncology clinics,
ambulatory surgery centers, and other sites of care
from five locations serving all 50 States and
Canada. We deliver improved patient satisfaction
and outcomes with world-class quality, both in and
out of the home environment. The company's
market share and profitable growth is predicated on
expansion into new therapies, increased use of
electronic connectivity, development of new
products and services, and strategic geographic
expansion.
Confidential Information of InfuSystem Holdings, Inc. 3

InfuSystem - “Infusion Made Easy”
9 mos YTD September 30, 2014
(1)
Revenues $50.2M (Up 11%)
AEBITDA $11.5M (Up 2%)
Market Cap  $64.0M @ $2.87 (as of
11/20/14)
Company Overview
Provides infusion pumps and related
products and services for patients in:
The Patient’s Home
Oncology Clinics
Ambulatory Surgery Centers
And Other Sites of Care
Serves all 50 States & Canada
from 5 locations
Improves outcomes  and delivers high
patient satisfaction with world-class ISO
and CHAP accredited quality
Profitable growth is predicated on:
Growth of oncology and orthopedic
surgery
Increased electronic connectivity
New products and services
Strategic geographic expansion
(1) Free Cash Flow = Adjusted EBITDA less CapEx and Purchases of Medical Equipment
“The right pump, the right place, and the right time.
Working and patient ready.”

InfuSystem Revenue Streams

PROVIDER TO PATIENT
(Model A)
SUPPLIER TO SUPPLIER
(Model B)
SUPPLIER TO PROVIDER
(Model C)
$
$
$
$

InfuSystem
Manufacturer,
Rental
Companies
Insurance
Company
InfuSystem
Clinic
Patient
InfuSystem
Clinic, Hospital,
Home Infusion
Sales &
Sales &
Rental
Rental
revenue
revenue
via 3
via 3
revenue
revenue
streams.
streams.
Patient
Co-pay &
Deductible

Revenue Diversification
2009 Revenues $39M 2014 Revenues (Annualized 9m)
70%
26%
1%
1%
2%
48%
23%
12%
4%
12%
Rentals - Colorectal Cancer Rentals - Other Cancers
Rentals - Infectious Disease Rentals - Pain Management
Rentals - Hospitals/Home Care Rentals - Service & Repair
Sales - Equip, Consumables

InfuSystem Provider Niche – Therapy Started in
Clinic
Total
Total
Home
Home
Infusion
Infusion
Market
Market
Chemotherapy at Home
InfuSystem is the market
leader with over 1,600
practice sites served
Estimated over $200 M
market.
Cancer rates growing
Nerve Block at Home
5.69M orthopedic
surgeries annually
50% are projected to be
Continuous Peripheral
Nerve Block Candidates
Estimated $700 M
market
Growing therapy

InfuSystem
INFUSION MADE EASY
InfuSystem
INFUSION MADE EASY

Electronic Connectivity through Electronic
Medical Record (EMR) Interface
Electronic
Data
Exchange
Interface Effects
Fuels market share
gains
Efficiency advantage
vs smaller players
Greater revenue per
employee
Greater customer
satisfaction

PumpPortal™

By InfuSystem

08
RENTED PUMPS
04
VIEW ALL PUMPS
Rent Pumps
Return Pumps
View Invoices
CUSTOMER OWNED PUMPS
63
VIEW ALL PUMPS
Request Pump Service
View Estimates
View Invoices
LEASED PUMPS
06
VIEW ALL PUMPS
Lease A Pump
Request Pump Service
View Invoices
View RGA's and Orders
History and Recertification
We would like to hear from you.
VIEW PUMP HISTORY
SEND FEEDBACK

Lifecycle Management – Infusion Pumps Total Pump Fleet Management • Online, Anytime • Order New Pumps • Schedule Service & Repair • Access Recertification Docs

Assets by Status
15
65
38
15
In Use
Clean and QA
Patient Ready
In Transit

Overdue Assets
5
4
3
2
1
1 Week
2 Weeks
3 Weeks
1 Month

Assets by Model
Cadd Legacy One
Cadd Prizm
Curlin 4000 CMS
Walkmed 350
Cadd Legacy Plus
Curlin 6000 CMS
Baxter Flo-Gard
5
10
15
20
25

InfuSystem®

INFUSION MADE EASY™

Lifecycle Management – Asset Tracking Smart Metrics Loss Threat Count 11 Loss Threat Percent 3% Assets Under Par 7 30 Day Average Daily Check-Outs 6

High Patient Satisfaction Scores

For Faster Turnaround and Improved Utilization
Kansas City
Service Center
Madison Heights
Service Center
Future Northeast
Service Center
Future Southeast
Service Center
Los Angeles Area
Service Center
Houston
Service Center
Toronto Canada
Service Center
InfuSystem Distribution
Reduced cost of air
shipments
Improved
utilization of pumps
Increased market
share of same-day
rental market

RATE (ML/HR)
PROTOCOL
PATIENT QUERY
CLR
100
10
1
ON / OFF
PRIME
RUN / STOP
Z-800WF
INFUSION PUMP
STOP START
ENTER
OPTIONS
LOCK
NEXT
?
DOSE
Y
N
CADD Prizm

InfuSystem®

INFUSION MADE EASY.℠

New Products & Services
Pain Management Service
Catheter care kits
Pole-mounted pump sales
and rentals in oncology
Smart Pump Services
Infusion disposals including
IV administration sets &
chemo safety

Financial Overview
Adjusted EBITDA (1)
Revenues
Free Cash Flow (1)
Basic EPS
(1) Free Cash Flow = Adjusted EBITDA less CapEx and Net Purchases of Medical Equipment
$38,964
$47,229
$54,637
$58,828
$62,280
$67,404
$30m
$40m
$50m
$60m
$70m
FY2009 FY2010 FY2011 FY2012 FY2013 LTM 3Q14
Revenues
Growing
$10,256
$13,126
$15,962
AEBITDA
Growing
$16,153
$6m
$10m
$14m
$18m
FY2011 FY2012 FY2013 LTM 3Q14
(1) Per 8K filed 3/28/13 for yrs 2011 and 2012
$5,754
$10,568
$11,839
$12,604
$4m
$8m
$12m
$16m
FY2011 FY2012 FY2013 LTM 3Q14
FCF
Growing
0
1
0
0
3
4
3
4
4
(4)
(4)
(5)
(4)
(3)
(2)
(1)
1
2
3
4
5
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q
FY 2012 FY 2013 FY 2014
EPS Profitable &
Growing

$35m
$30m
$25m
$20m
Debt
Declining
$24.1
$32.2
$29.1
$31.3
$28.5
$28.3
$27.6
$26.7
$27.2
$26.7
$27.9
1Q
2Q
3Q
4Q
1Q
2Q
3Q
FY09
FY10
FY11
FY12
FY13
FY14

$42m
$40m
$38m
$36m
$34m
$32m
$30m
Rental Fleet
Increasing
$31.7
$34.2
$35.0
$35.5
$37.0
$37.2
$38.5
$39.5
$40.9
1Q
2Q
3Q
4Q
1Q
2Q
3Q
FY11
FY12
FY13
FY14

$8m
$6m
$4m
$2m
$0m
Liquidity
Improved
$2.9
$2.2
$2.9
$7.2
$6.2
$5.5
$6.0
$6.6
$6.7
$5.4
$5.3
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
3Q
FY12
FY13
FY14

$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
Turnover Ratio
Steady While Growing Fleet
$1.62
$1.59
$1.56
$1.70
$1.54
$1.54
$1.57
$1.55
$1.54
$1.50
$1.42
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
3Q
FY12
FY13
FY14

Uses of Free Cash Flow
Every $1.00 invested in the rental fleet
returns ~$1.50 in revenue every year
for the life of the pump
Total Debt
PP&E and Medical Equipment in Service (at cost)
Unrestricted Liquidity Medical Equipment Turnover Ratio

Positioned For Growth
Market Trends
• InfuSystem is uniquely
positioned to take efficient
advantage of growing
market trends in…
• Oncology
• Orthopedic surgery
• Growth of home infusion
Leadership
• Experienced Medical
Industry Executives
• Focused on improving
patient satisfaction and
outcomes
• Supported by World Class  -
ISO and CHAPS Accredited  -
facilities and motivated
employee
Strategy
• Increased use of electronic
connectivity
• Expanding geographic
footprint
• Expanding into new
therapies, products and
services

Where Does This Take INFU?
Aging Population and Cancer Growth
More Patients Home IV , Commercial Pay
Recognizing Value, CMS Competitive Bidding
Peripheral Nerve Block and Smart Pump Growth
Revenue Growth in High Single Digits Through 2015

Thank You for Your Interest! IR Contact Info: The Dilenschneider Group 212-922-0900 Rob Swadosh, rswadosh@dgi-nyc.com

Appendix: INFU Overview

Increasing Therapy Offerings to Payors Payor Surgery Infectious Disease Oncology Special Disease States

Full Line Multi-Therapy & Multi-Point Offering HOW we provide TPP/DP/Service Pumps Device & Pharma Manufacturer, Distributor, GPO, ACO Partners Provider Patient Payor

InfuSystem Niche – Extension of Clinic to Home
25-year old business model in
DME billing
At home, at work, at play, all
while receiving the drug
High satisfaction scores
24/7 on-call oncology nurses
Proven outcomes with
continuous home infusion
Oncology, Post Surgical Pain,
Special Disease States
Bills patient insurance
250+ Commercial and
Government Payor
Contracts
Commercial Payors
reimburse more
therapies than CMS
Awarded contracts in
all 9 MSAs (1 of 3
National Vendors)
Average cuts of ~21%
for our category, per
CMS ($250,000 per yr)
Ambulatory Home Infusion
TPP Payor Contracts

Rentals, Sales & Service to Providers
Pump Experts
Direct sales, rental, and
lease of device and
supplies in US and
Canada
Pump Broker Expertise –
ability to acquire and
dispose of CAP EX in cost
effective way
Asset management,
rental and lease
Annual Pump
Recertification
Preventative
Maintenance
Warranty
World-Class ISO Certified
service facilities
Regional Distribution
West, South, East &
Canada
28+ Certified Technicians
Pump Rentals, Sales and
Asset Management
Preventative Maint.
Repair

Offering Infusion to All Points of Care Provider Oncology Acute Care Emergency Services Long Term Care Home Infusion

Compelling Value Proposition
In-House Service & Repairs
Convenience & Flexibility
Pre-Owned Equipment Expertise
One-Stop Shopping Solution
Convenience and flexibility of rentals and
financing minimize customer capital outlays
Rental and financing eliminates the need for
in-house maintenance/service
Option to own, rent or finance – designed to fit
customers’ operating and financial parameters
Shorter and longer-term financing options
One-stop shopping solution for ambulatory large
volume pump and other movable medical devices
Sales
Rentals
Supplies
Service
Financing
World-class biomedical repair and
service for pumps, defibrillators and
most other general medical
equipment
Allows InfuSystem to purchase, clean,
repair and certify any used medical
equipment the Company buys for
subsequent sale, rental or financing to
customers
Complementary core competencies allow InfuSystem to offer superior selection, flexibility, pricing and services
“ONE-STOP SHOP”
SERVICE &
REPAIRS
CONVENIENCE &
FLEXIBILITY
PRE-OWNED
EQUIPMENT
EXPERTISE
Unique ability to source and deploy pre-
owned movable medical equipment
Consistent, fair and knowledgeable
market maker for pre-owned pump
disposals
Market knowledge results in attractive
equipment acquisition costs

Payor & Customer Mix
Leading Cancer Institution Customers Revenue by Payor (FY2013)
High diversification of providers and payors
No single healthcare provider represents more than 7% of Third-Party Payor revenues
Strong payor mix among Medicare, other commercial insurers, Blue Cross/Blue Shield, and Medicaid
Approximately 6% of revenues received directly from patients through co-pays or otherwise
Broad coverage further diversifies revenue streams
InfuSystem has strong relationships with the largest third-party payors and the leading cancer institutions
9 of 10 of the Top
Ten Cancer
Treatment Centers
CMS: Centers for Medicare and Medicaid Services
Medicare and
Medicaid
38%
BCBS
17%
Patient
6%
Commercial
39%

Infusion pumps
Enteral pumps
Direct Payor Business Model
Service & Repair Products
InfuSystem sells, rents and finances a wide variety of new
and used large volume and ambulatory pumps
InfuSystem services and repairs both its own fleet of
pumps and many types of other movable medical
equipment
Syringe pumps
Ambulatory pumps
Large volume pumps
Ambulatory pumps
Fluid collection
Medical equipment
InfuSystem’s Direct Payor business is focused primarily on the sale, rental, financing and accompanying service of movable medical equipment to hospitals and alternate care sites who pay InfuSystem directly – no third-party reimbursement
Founded in 1998 and headquartered in Olathe, KS with distribution/service centers in Santa Fe Springs, CA and
Mississauga, Ontario
InfuSystem services – ISO 9001 - and repairs movable medical equipment
Leading provider to alternate site healthcare facilities and hospitals in the United States and Canada
Home infusion providers, long-term care, physician clinics, research facilities, etc.
Transacts directly with healthcare providers – no third-party reimbursement revenue

ALARIS MEDICAL SYSTEMS

B BRAUN SHARING EXPERTISE

Baxter

CMO CRO

CME Caesarea Medical Electronics

EXCELSIOR MEDICAL

Hospira

KENDALL HEALTHCARE PRODUCTS COMPANY

MC MarCal Medical, Inc.

Medis

MOOG

ROSS

sigma REDEFINING SMART

smiths medical

ZEVEX

InfuSystem offers new pumps from top brands
Broker-dealer trading desk
In addition, over 70 models and versions of pre-owned pumps
are offered
Pre-owned pumps are re-built and certified by in-house
biomedical technicians to be patient ready
Warranty offered on pre-owned pumps
A variety of financing options to fit customers’ operating,
budgeting and financing parameters
Nationwide, industry-leading ISO 9001 service programs
Launching branch service center in Houston
Direct Payor Offerings
Pre-Owned & New Pumps from Top Manufacturers
Full Spectrum of Ownership Options for Customers
Sales Rental Asset Management
Renting new or pre-owned equipment
Rent pumps by the day, week or month to
match swings in patient count
Free shipping on all rentals
Industry leader in sales of pre-owned
equipment, creating significant savings
Competitive pricing on new equipment
Option to sell back pre-owned pumps
Leasing plans offered
ISO 9001 Service offered
Service plans offered
Local service expansion
2 existing; 1 planned
Coordinate with TPP
Loaner pumps available
Leading Provider of New and Pre-Owned Pumps

B|BRAUN SHARING EXPERTISE

CMEAmerica

smiths medical

MOOG

Walkmed Infusion

InfuSystem®

INFUSION MADE EASY

Medical Equipment Service & Repair
In addition to supporting and repairing
InfuSystem’s in-house fleet, the Company certifies,
recalibrates, repairs and services a variety of
infusion pumps
Pumps require scheduled maintenance and
calibration in accordance with manufacturer’s
specifications and regulatory guidelines
Service and repair capabilities on high demand
services reaching end of life that are no longer
supported by manufacturers
ISO certification and an established quality system
strengthens relationships with major customers
Provides InfuSystem an opportunity to establish a
business relationship with customers that acquired
pumps through other sources
Continuing and increased need for compliance
with current as well as anticipated regulations
28 highly qualified service technicians
5 major manufacturer relationships:
3 service centers, located in California,
Toronto and Kansas

Spring 2012 → 08/16/12 → 10/15/12 → 12/14/12 → 10/1/13 → 12/31/13 → 01/01/14

InfuSystem

INFUSION MADE EASY

Competitive Bidding Overview
InfuSystem was not involved in Round 1 nor
Round 2 of Competitive Bidding
CMS announced a Recompete of Round 1
competitive bidding on April 17th
External infusion pumps/supplies added as a
new product category
A supplier must bid on all items within the
product category to have its RFP considered
Recompete covers 9 Metropolitan Statistical
Areas (MSAs)
Competitive Bidding Overview InfuSystem’s Response to Competitive Bidding
InfuSystem has engaged consultants and industry
professionals to discuss directly with CMS, advise
on positioning the Company for potential
regulatory changes, and facilitate potential
strategic partnership opportunities
InfuSystem was awarded contracts in all 9 MSAs
with average cuts of ~21% for our category per
CMS. 1 of 3 National Vendors to receive
contracts in all 9 markets.
“Competitive environment will vary in accordance
with the level of cuts by CMS”
CMS Competitive Bidding “Target” Timetable
CMS will institute some form of competitive CMS will institute some form of competitive bidding nationwide by January 2016. bidding nationwide by January 2016.
CMS began the pre-
bidding supplier
awareness program
CMS announced bidding
schedule, start bidder
education and begin a
bidder registration period
Bid window
opens
Current Round 1 bid
contracts expire
CMS announces Round
1 Recompete bid
results – INFU impact
$250K annually
Bid window
closes
Implementation of
Round 1 bid contracts
and prices

Revenue

$20m
$18m
$16m
$14m
$12m
$10m
$8m
$6m
$4m
$2m
$0m
14.3
14.1
14.2
16.2
14.7
14.7
15.5
17.2
17.2
16.4
16.6
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
3Q
FY 2012
FY 2013
FY 2014
ACTUAL

Adjusted EBITDA

$5m
$5m
$4m
$4m
$3m
$3m
$2m
$2m
$1m
$1m
$0m
3.4
3.6
3.6
4.2
3.7
3.3
4.3
4.7
3.3
4.0
4.2
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
3Q
FY 2012
FY 2013
FY 2014
ACTUAL

Net Income

$1.0m
$0.8m
$0.6m
$0.4m
$0.2m
$0.0m
-$0.2m
-$0.4m
-$0.6m
-$0.8m
-$1.0m
-$1.2m
(0.9)
(0.8)
0.0
0.2
0.1
0.1
0.6
0.9
0.6
0.9
0.9
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
3Q
FY 2012
FY 2013
FY 2014
ACTUAL

Quarterly Financial History Basic EPS

Detailed Historical P&L
(000's)
12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 9M 2013 9M 2014
Net revenues:
Rentals 46,795 $         53,471 $         55,962 $         41,556           44,150
Product sales 7,842             5,357             6,318             3,547             6,077
Net revenues: 38,964           47,229           54,637           58,828           62,280           45,103           50,227
Cost of Revenues:
Product, service and supply costs 6,200             7,730             9,128             9,165             11,274           8,174             9,024
Pump depreciation and loss on disposal 4,127             5,954             10,154           6,752             7,327             4,836             5,474
Gross Profit 28,637           33,545           35,355           42,911           43,679           32,093           35,729
Provision for doubtful accounts 4,006             4,515             4,099             5,251             6,534             4,782             4,811
Amortization of intangibles 1,827             2,259             2,662             2,734             2,618             1,972             1,876
Asset impairment charges 0                      0                      67,592           0                      0                      0                      0
Selling and marketing 5,258             7,087             9,371             9,864             9,658             7,281             7,762
General and administrative 12,218           20,622           17,987           23,062           18,973           14,622           14,723
Operating income profit/(loss) 5,328             (938)               (66,356)         2,000             5,896             3,436             6,557
Total other gain/(loss) (3,577)            (2,285)            (2,221)            (4,152)            (3,196)            (2,307)            (2,329)
Profit/(loss) before income taxes 1,751             (3,223)            (68,577)         (2,152)            2,700             1,129             4,228
Income tax benefit/(expense) (977)               1,371             23,134           663                 (1,031)            (324)               (1,907)
Net income/(loss) 774 $               (1,852) $          (45,443) $        (1,489) $          1,669 $           805 $               2,321 $
EBITDA 11,199 $         7,745 $           (57,336) $        9,590 $           14,230 $         9,747 $           11,054 $
EBITDA (ex. Impairment charges) 11,199 $         7,745 $           10,256 $         9,590 $           14,230 $         9,747 $           11,054 $
Adjusted EBITDA N/A                 N/A                 10,256 $         13,126 $         15,954 $         11,271 $         11,471 $

Detailed Historical BS
(000's)
12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 6/30/14 9/30/14
ASSETS
Current Assets:
Cash and cash equivalents 7,750 $           5,014 $           799 $               2,326 $           1,138 $           1,041 $           1,902 $
Accounts receivable - total, net of allowance 5,517             6,679             7,448             8,511             10,697           10,768           11,505
Inventory 925                 1,699             1,309             1,339             1,234             1,485             1,589
Prepaid expenses and other current assets 395                 750                 934                 684                 518                 712                 621
Deferred income taxes 125                 1,147             682                 1,971             2,296             2,296             2,296
Total Current Assets 14,712           15,289           11,172           14,831           15,883           16,302           17,913
Total PP&E and Medical Equipment 13,499           16,672           17,672           16,564           18,974           20,017           22,397
Deferred debt issuance costs, net 781                 658                 421                 2,362             1,817             1,505             1,349
Total Goodwill and Intangible assets, net 85,491           97,344           28,221           25,541           24,182           24,287           24,461
Deferred income taxes 0                      0                      18,187           17,806           16,300           15,376           14,696
Other assets 207                 401                 590                 419                 217                 248                 208
Total Assets 114,690 $       130,364 $       76,263 $         77,523 $         77,373 $         77,735 $         81,024 $
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable - total 1,306 $           2,016 $           4,063 $           2,144 $           4,736 $           4,101 $           4,570 $
Accrued expenses and other 1,573             4,631             2,235             4,098             3,187             2,573             3,303
Derivative liabilities 2,670             183                 258                 0                      0                      0                      0
Current portion of long-term debt 5,501             5,551             6,576             3,953             5,118             3,871             4,238
Total Current Liabilities 11,050           12,381           13,132           10,195           13,041           10,545           12,111
Long-term debt, net of current portion 18,640           26,646           22,551           27,315           21,609           22,829           23,631
Deferred income taxes 3,314             5,788             0                      0                      0                      0                      0
Other liabilities 221                 406                 415                 0                      0                      0                      0
Total Liabilities 33,225 $         45,221 $         36,098 $         37,510 $         34,650 $         33,374 $         35,742 $
Total Stockholders' Equity 81,465 $         85,143 $         40,165 $         40,013 $         42,723 $         44,361 $         45,282 $
Total Liabilities and Equity 114,690 $       130,364 $       76,263 $         77,523 $         77,373 $         77,735 $         81,024 $
Total Debt 24,141 $         32,197 $         29,127 $         31,268 $         26,727 $         26,700 $         27,869 $
Net Debt 16,391 $         27,183 $         28,328 $         28,942 $         25,589 $         25,659 $         25,967 $

Comparison to Other Infusion Companies
Stock Comparison
As of 11/20/14
BioScrip Infu
Stock Price $           5.99 2.85
52 Week hi $           9.05 4.50
52 Week lo $           5.44 1.70
Average Volume 1,000,850 174,194
In $ millions
Market Cap $411.1m $63.3m
P/E Ratio (trailing) N/A 20.29x
P/E Ratio (forward) 75.12x 8.82x
Enterprise Value $821.4m $89.5m
Revenues (ttm) $1,030m $60.8m
Net Income (ttm) $(93.6)m $3.18m
EBITDA (ttm) $(3.5)m $16.7m
EBITDA Margin (% of rev) N/A 27.4%
EV / EBITDA N/A 5.4x
EBITDA Anlayst (FY2014) $55.0m 17.4
EV / EBITDA 14.9x 5.1x
Stock Comparison
Source: Yahoo Finance
• INFU has no direct small DME
niche public company comp.
• One often mentioned is
BioScrip Inc. (BIOS), but like
most other potential comps it is
broadly diversified beyond the
infusion sector.